UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2026

Franklin Covey Co.

(Exact name of Registrant as Specified in Its Charter)

Utah	001-11107	87-0401551
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13907 South Minuteman Dr., Suite 500
Draper, Utah		84020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 801 817-1776

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 Par Value	FC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Franklin Covey Co. (the Company) held its Annual Meeting of Shareholders on Friday, January 23, 2026. For more information on the following proposals, refer to the Company’s Proxy Statement filed with the Securities and Exchange Commission on December 18, 2025, the relevant portions of which are incorporated herein by reference. The matters voted on and the results of the votes are as follows:

1.
The following nominees for Director were elected. Each person elected will serve until the next annual meeting of shareholders or until such person’s successor is elected and qualified.

	Number of Votes	Number of Votes	Broker
Nominee	Cast For	Withheld	Non-Votes
Anne H. Chow	7,888,758	742,528	2,423,860
Craig Cuffie	8,535,489	95,797	2,423,860
Donald J. McNamara	8,514,290	116,996	2,423,860
Nancy Phillips	8,525,058	106,228	2,423,860
Efrain Rivera	8,529,806	101,480	2,423,860
Derek C.M. van Bever	8,521,538	109,748	2,423,860
Paul S. Walker	8,533,561	97,725	2,423,860
Robert A. Whitman	8,534,599	96,687	2,423,860

2.
The advisory vote for the approval of executive compensation as described and presented in the Compensation Discussion and Analysis of the Company’s Proxy Statement was approved with 8,574,069 votes in favor; 47,295 votes against; and 9,922 abstentions. The number of broker non-votes was 2,423,860.

3.
The ratification of the appointment of Deloitte & Touche, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending August 31, 2026 was approved with 11,005,289 votes cast in favor; 30,272 votes against; and 19,585 abstentions. There were no broker non-votes for this proposal.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits

104 Cover Page Interactive Data File – the cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date:	January 23, 2026	By:	/s/ Jessica G. Betjemann
Jessica G. Betjemann Chief Financial Officer